Exhibit 10.2

                                  AMENDMEND TO
                            STOCK PURCHASE AGREEMENT

                             DATED: OCTOBER 7, 2002




     This First Amendment to the Stock Purchase Agreement (hereinafter the "Agreement") entered into on October 7, 2002, by and among Trident Systems International, Inc., a Nevada corporation (hereinafter "Trident"), Professional Employer Consulting Services, Inc. dba AAMPRO, Inc, a New Jersey corporation ("AAMPRO ") and the stockholders of AAMPRO identified in Exhibit A hereto (collectively, the "Stockholders" is entered into this 17th day October, 2002.

     In consideration of the terms hereof, the parties hereto agree as follows:

                    ARTICLE I - EFFECTIVE DATE OF TRANSACTION

     1.1     CLOSING

     The Closing Date (as defined in the Agreement) shall be October 17, 2002.

     In all other respects, the Agreement shall remain unchanged, and shall goven the relations among the parties hereto as stated in the said Agreement.

     IN WITNESS WHEREOF, the parties have executed this Agreement the day and year first above written.

                                   Trident

                                   By:  /s/  Alan  Sporn
                                   ---------------------
                                   Title:  President


                                   AAMPRO

                                   By:/s/  Stephen  Farkas
                                   Title:  President